UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  November 1, 2007
__________________________

GENIUS PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware	0-27915	33-0852923
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2230 Broadway
Santa Monica, California 90404
 (Address of Principal Executive Offices) (Zip Code)

(310) 453-1222
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On November 1, 2007, Genius Products, LLC (“Genius”), a subsidiary of Genius Products, Inc. (the “Company”), entered into an Amended and Restated Credit Agreement (the “Credit Agreement”) and certain other loan documents with Société Générale, as administrative agent, as collateral agent and L/C Issuer, the lenders party thereto, SG Americas Securities, LLC, as lead arranger and sole bookrunner and Alliance & Leicester Commercial Finance plc, as managing lead arranger.  The Credit Agreement amends and restates the existing credit agreement dated August 10, 2007 (the “Original Credit Agreement”), increases the initial commitment of the senior secured revolving credit facility from $30 million to $50 million, and provides for a commitment of up to a total of $100 million based upon expected incremental commitments, to be provided from a consortium of banks including Société Générale.  The Credit Agreement will terminate on June 30, 2010, which termination date may be extended to September 30, 2010, upon the satisfaction of certain conditions, and is otherwise on terms materially consistent with the terms of the Original Credit Agreement, as described in the Company’s Form 8-K filed on August 16, 2007.

Pursuant to the Credit Agreement, the following agreements, among others, were also entered into by the Company, Genius and/or Genius’ subsidiaries and Société Générale:

•	Amendment No. 1 to Allocation of Accounts Receivable and Intercreditor Agreement; and
•	Reaffirmation of Guaranty Agreement.

The foregoing does not constitute a complete summary of the terms of the Credit Agreement or the above-listed ancillary transaction documents, which are attached as Exhibits 99.1 through 99.3.  The descriptions of the terms of such agreements are qualified in their entirety by reference to such exhibits.

Item 2.03                Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure requirement of this Item 2.03 is included in Item 1.01 above and is incorporated herein by reference.

Item 9.01                Financial Statements and Exhibits.

(d)           Exhibits.

99.1
Amended and Restated Credit Agreement, dated as of November 1, 2007, by and among Genius Products, LLC, as borrower, Société Générale, as administrative agent, collateral agent and L/C Issuer, the lenders party thereto, SG Americas Securities, LLC, as lead arranger and sole bookrunner, and Alliance & Leicester Commercial Finance plc, as managing lead arranger.*

99.2	Amendment No. 1 to Allocation of Accounts Receivable and Intercreditor Agreement, dated as of November 1, 2007, by and among Genius Products, LLC, The Weinstein Company LLC and Société Générale.*

99.3	Reaffirmation of Guaranty Agreement, dated as of November 1, 2007, by Genius Products, Inc. and each of the other signatories thereto, as guarantors, in favor of Société Générale.

* Exhibits and schedules are omitted but will be furnished to the Commission supplementally upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS PRODUCTS, INC.

Date: November 6, 2007	By:	/s/ John P. Mueller
John P. Mueller
Chief Financial Officer